SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 2, 1996


                          DIXIE NATIONAL CORPORATION
 -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

  Mississippi                        0-3296                      64-0440887
 -----------------------------------------------------------------------------
  (State or other                  (Commission                (IRS employer
  jurisdiction of                  file number)             identification no.)
  incorporation)

                           107 The Executive Center
                   Hilton Head Island, South Carolina, 29928
 -----------------------------------------------------------------------------
                   (Address of principal executive offices)

              Registrant's telephone number, including area code:
 -----------------------------------------------------------------------------
                                (803) 785-7850

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in its Form 10-K Annual Report for the year ended December 31, 1995 and its Form 10-Q for the quarter ended March 31, 1996, Dixie National Corporation ("Corporation") completed the acquisition of 100% of the outstanding stock of Text Retrieval Systems, Inc. ("TRS"). The Corporation is filing this Form 8-K at this time to provide financial
statements  for  an  acquired   business  as  well  as  pro  forma   financial
information.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The following lists the financial statements of Text Retrieval Systems, Inc. ("TRS") attached hereto:

Independent Auditor's Report------------------------------------------------ 4

Balance Sheet at June 30, 1995-----------------------------------------------5

Statement of Operations for the year ended
June 30, 1995----------------------------------------------------------------6

Statement of Owners' Equity for year ended
June 30, 1995----------------------------------------------------------------7

Statement of Cash Flows for the year ended
June 30, 1995----------------------------------------------------------------8

Notes to Financial Statements--------------------------------------------9, 10

Balance Sheet at March 31, 1996 (Unaudited)---------------------------------11

Income Statement and Charges in retained earnings (deficit) for the nine months ended
March 31, 1996 (Unaudited)--------------------------------------------------12

(b) Proforma Financial Statements

The following lists the unaudited proforma financial information attached hereto:

Proforma consolidated balance sheet at
March 31, 1996--------------------------------------------------------------13

Proforma consolidated income statement for the nine months ended March 31, 1996----------------------------------------14

Proforma consolidated statement of operations for year ended December 31, 1995--------------------------------------------15

Notes to unaudited proforma consolidated financial statements----------------------------------------------------16, 17

(c)  Exhibits

None

                      PAILET, MEUNIER AND LEBLANC, L.L.P
                         CERTIFIED PUBLIC ACCOUNTANTS
                            MANAGEMENT CONSULTANTS




                         INDEPENDENT AUDITOR'S REPORT



To the Owners
Text Retrieval Systems, Inc.

We have audited the accompanying balance sheet of Text Retrieval Systems, Inc. for June 30, 1995 and the related statements of operations, owners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's Management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Text Retrieval Systems, Inc. as of June 30, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Metairie, Louisiana                     \s\ Pailet, Meunier and LeBlanc, L.L.P
May 13, 1996

                         TEXT RETRIEVAL SYSTEMS, INC.
                                 BALANCE SHEET
                                 JUNE 30, 1995

                                    ASSETS
CURRENT ASSETS
  Cash                                                       $   6,737
                                                             ----------

Property and Equipment
  Furniture and fixtures                                        13,330
  Equipment                                                     60,190
                                                             ----------
                                                                73,520
  Less: accumulated depreciation                                 6,971
                                                             ----------

Total Property and Equipment                                    66,549

Total Assets                                                 $  73,286
                                                             ==========

                        LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES
  Account payable                                            $  18,607
  Accounts payable ERS                                             893
  Advances by ERS                                               46,155
                                                             ----------

Total Current Liabilities                                       65,655
                                                             ----------

EQUITY
  Capital stock, 1,300 shares authorized and issued            519,877
  Retained earnings                                           (512,246)
                                                             ----------

Total Equity                                                     7,631
                                                             ----------

  Total Liabilities and Owners' Equity                       $  73,286
                                                             ==========


                 See auditor's report and accompanying notes.

                         TEXT RETRIEVAL SYSTEMS, INC.
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 1995

    Income
       Income - sale of libraries                            $  18,815
       License fees                                             25,000
       Annual subscription                                         295
       Other income                                                 40
                                                             ----------

          Total Income                                          44,150
                                                             ----------

    Expenses
       Bank charges                                                145
       Credit card fees                                            330
       Commissions                                               2,027
       Depreciation expense                                      6,971
       Dues and subscriptions                                      674
       Employee benefits                                           150
       Insurance                                                 9,117
       Legal and professional fees                                 500
       Licenses and fees                                           524
       Miscellaneous                                                10
       Office supplies                                           4,462
       Payroll taxes                                             2,958
       Postage                                                   1,216
       Rent                                                      5,357
       Research and development expense                        484,025
       Royalties                                                 1,167
       Salaries                                                 32,870
       Supplies                                                    111
       Telephone                                                 3,482
       Travel                                                      300
                                                             ----------

          Total Expenses                                       556,396
                                                             ----------

          Net Loss                                           $(512,246)
                                                             ==========


                 See auditor's report and accompanying notes.

                         TEXT RETRIEVAL SYSTEMS, INC.
                          STATEMENT OF OWNERS' EQUITY
                       FOR THE YEAR ENDED JUNE 30, 1995


Owners' Equity
July 1, 1994                                      $  19,700

Capital Contributions                               500,177

Net Loss                                           (512,246)
                                                  ----------

Owners' Equity                                    $   7,631
June 30, 1995                                     ==========


                 See auditor's report and accompanying notes.

                         TEXT RETRIEVAL SYSTEMS, INC.
                            STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED JUNE 30, 1995


Cash flows from operating activities:

   Net Loss                                                  $(512,246)

   Adjustments to reconcile net loss to net cash provided by operating activities:

   Depreciation and amortization                                 6,971
   Increase in accounts payable                                 19,500
                                                             ----------
   Total adjustments                                            26,471
                                                             ----------

   Net cash used by operating activities                      (485,775)

Cash flows from investing activities:

   Cash payments for the purchase of property                  (73,520)
                                                             ----------

   Net cash used by investing activities                       (73,520)

Cash flows from financing activities:

   Proceeds from advance by ERS                                 46,155
   Capital contributions                                       500,177
                                                             ----------

   Net cash provided by financing activities                   546,332
                                                             ----------

Net decrease in cash and cash equivalents                      (12,963)

Cash and cash equivalents, beginning of year                    19,700
                                                             ----------

Cash and cash equivalents, ending of year                    $   6,737
                                                             ==========

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest expense                                             $      -0-


                 See auditor's report and accompanying notes.

                         TEXT RETRIEVAL SYSTEMS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1995

NOTE A - ORGANIZATION

The Corporation was formed on January 20, 1994 in the state of Florida, primarily to develop, manufacture, and sell "Information Retrieval Libraries;" however, the business is not restricted to those activities. The Corporation began developing their product in 1994, and business transactions began in September 1994.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These financial statements are prepared on the accrual basis of accounting.

FURNITURE AND EQUIPMENT

Furniture and Equipment are recorded at cost. Maintenance, repairs, and minor replacements are charged against income as incurred; major replacements and betterments are capitalized. Depreciation is provided using the straight-line method over the estimated useful life of each asset, which is seven years for furniture and fixture and five years for equipment.

INCOME TAXES

The Corporation has a net operating loss. Therefore, no income taxes are reflected in the financial statements.

CASH AND CASH EQUIVALENTS

For purposes of the Statement of Cash Flows, cash and cash equivalents are comprised of unrestricted deposits in banks.

NOTE C - USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting period. Actual results could differ from those estimates.

NOTE D - FURNITURE AND EQUIPMENT

               Furniture and equipment consist of the following:

               Furniture                               $13,330
               Equipment                                60,190
                                                       -------
                  Total                                 73,520
               Less:  accumulated depreciation           6,971
                                                       -------
                  Balance                              $66,549
                                                       =======

NOTE E - RESEARCH AND DEVELOPMENT

Research and development expenditures consist of all costs of collecting and computerizing the two libraries, (Low Income and Conventional Multi-Family Compliance Systems and Employer's Complete Human Resource Legal Reference System) and primary costs of labor and research costs. Research and development expenditures are expensed in the financial statements. The Company has elected to amortize research and development costs over a 60-month period for income tax purposes.

NOTE F - SUBSEQUENT EVENT

An agreement was entered on June 15, 1995, effective June 1, 1995, between Text Retrieval Systems, Inc. and Electronic Reference Systems, Inc. ("ERS"). Under the original contract, Text Retrieval would maintain its rights to the software concepts it developed, and ERS would control the means in which the product was sold, marketed, and distributed. The original contract has various other provisions such as contributions to be used in marketing the TRS product, repayment of advances, and other items.

In January 1996, TRS purchased 100% of the stock of ERS, therefore, altering the above-described contract.

In October 1995, an agreement with Dixie National Corporation was made for a $750,000 line of credit. TRS gave 35% of its outstanding shares of stock for this line of credit. As part of this agreement, Dixie National Corporation had an option to purchase all outstanding shares of TRS stock by June 1997. In April 1996, Dixie National Corporation exercised this option.

NOTE G - ADVERTISING

The Corporation incurred advertising costs of $-0- in 1995. Advertising costs are expensed as incurred.

                         TEXT RETRIEVAL SYSTEMS, INC.
                                 BALANCE SHEET
                       AS OF MARCH 31, 1996 (UNAUDITED)


                          ASSETS
Current Assets
   Cash and cash equivalents                                 $  (1,546)
   Accounts receivable - miscellaneous                             350
   Inventory                                                    21,088
                                                             ----------
      Total Current Assets                                      19,892
                                                             ----------

Plant, Property, and Equipment
   Plant, property, and equipment (at cost)                    134,211
   Accumulated depreciation                                    (13,942)
                                                             ----------
      Total Plant, Property, and Equipment                     120,269

Non-Current Assets
   Deposit                                                         722
                                                             ----------
      Total Non-Current Assets                                     722
                                                             ----------

      Total Assets                                           $ 140,883
                                                             ==========

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
   Accounts payable and accrued expenses                     $ 259,915
   Notes payable                                                 6,667
   Loans payable - Dixie National Corporation                  132,677
                                                             ----------
      Total Current Liabilities                                399,259
                                                             ----------

Note payable - Dixie National Corporation                      749,990
                                                             ----------
      Total Long-Term Liabilities                              749,990
                                                             ----------
      Total Liabilities                                      1,149,249
                                                             ----------

Stockholders' Equity
   Common stock                                                503,145
   Retained earnings (deficit)                              (1,511,511)
                                                            -----------
   Total Stockholders' Equity                               (1,008,366)
                                                            -----------

     Total Liabilities and Stockholders' Equity            $   140,883
                                                           ============


                         TEXT RETRIEVAL SYSTEMS, INC.
                               INCOME STATEMENT
                  AND CHANGES IN RETAINED EARNINGS (DEFICIT)
             FOR THE NINE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)


INCOME
   Sales                                                    $    21,325
                                                            ------------
      Total Sales                                                21,325
                                                            ------------

EXPENSES
   Wages, benefits, and related costs                           306,406
   Depreciation                                                   6,971
   General and adminstrative expenses                           707,213
                                                            ------------
      Total Operating Expenses                                1,020,590

OPERATING INCOME (loss)                                        (999,265)
                                                            ------------

NET INCOME (loss)                                              (999,265)

Retained earnings (deficit), July 1, 1995                      (512,246)
                                                            ------------

RETAINED EARNINGS (deficit) March 31, 1996                  $(1,511,511)
                                                            ============

DIXIE NATIONAL CORPORATION AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                                        MARCH 31, 1996
                                             ------------- ------------- ------------- ------------- -------------
ASSETS                                        Historical     Historical     Proforma        See        Proforma
                                                Dixie       TRS Balance    Adjustments      Note        Balance
                                               Balance
                                             ------------- ------------- ------------- ------------- -------------
Current Assets
    Cash and cash equivalents                 $3,508,695    $   (1,546)                       (1)     $3,507,149
    Accounts receivable - miscellaneous            3,527           350                        (1)          3,877
    Federal income tax receivable                302,000                                                 302,000
    Leases receivable - current portion          100,853                                                 100,853
    Inventory                                          0        21,088             0          (1)         21,088
                                             ------------- ------------- -------------               -------------
         Total Current Assets                  3,915,075        19,892             0                   3,934,967
                                             ------------- ------------- -------------               -------------

Plant, Property, and Equipment
    Plant, property, and  equipment (at cost)  1,225,827       134,211                        (1)      1,360,038
    Accumulated depreciation                    (823,660)      (13,942)            0          (1)       (837,602)
                                             ------------- ------------- -------------               -------------
         Total Plant, Property, and
          Equipment (net)                        402,167       120,269             0                     522,436
                                             ------------- ------------- -------------               -------------

Non-Current Assets
     Leases receivable - non-current portion     365,239                                                 365,239
     Investment in TRS                           492,975                    (492,975)         (2)              0
     Advances to TRS                             135,597                    (135,597)         (2)              0
     Goodwill - TRS                               61,970                   2,988,854          (3)      3,050,824
     Accumulated Amortization - Goodwill                                    (762,706)         (3)       (762,706)
     Option - TRS                                100,000                    (100,000)         (2)              0
     Deposits                                          0           722             0                         722
                                             ------------- ------------- -------------               -------------
         Total Non-current Assets              1,155,781           722     1,497,576                   2,654,079
                                             ------------- ------------- -------------               -------------
         Total Assets                         $5,473,023    $  140,883    $1,497,576                  $7,111,482
                                             ============= ============= =============               =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable and accrued expenses    $   95,386      $259,915                                  $355,301
     Notes payable                                23,341       139,344      (132,677)         (2)         30,008
     Mortgage note payable - current portion     107,839                                                 107,839
                                             ------------- ------------- -------------               -------------
         Total Current Liabilities               226,566       399,259      (132,677)                    493,148
                                             ------------- ------------- -------------               -------------

Non-current Liabilities
     Note payable - Dixie                                      749,990      (749,990)         (2)
     Mortgage note payable -
      non-current portion                        295,673                                                 295,673
     Deferred taxes                              127,483             -             -                     127,483
                                             ------------- ------------- -------------               -------------
         Total Non-Current Liabilities           423,156       749,990      (749,990)                    423,156
                                             ------------- ------------- -------------               -------------
         Total Liabilities                       649,722     1,149,249      (882,667)                    916,304
                                             ------------- ------------- -------------               -------------

Stockholders' Equity
     Common stock - Dixie                     10,598,773                   2,500,000          (2)     13,098,773
     Common stock - TRS                                        503,144      (503,144)         (2)
     Discount on common stock                   (996,222)                   (508,750)         (2)     (1,504,972)
     Treasury stock                               (1,112)                                                 (1,112)
     Retained earnings (deficit) - Dixie      (4,778,138)                   (619,373)         (2)     (5,397,511)
     Retained earnings (deficit) - TRS                 0    (1,511,510)    1,511,510          (2)              0
                                             ------------- ------------- -------------               -------------
         Total Stockholders' Equity            4,823,301    (1,008,366)    2,380,243                   6,195,178
                                             ------------- ------------- -------------               -------------
         Total Liabilities and
          Stockholders' Equity                $5,473,023    $  140,883   $ 1,497,576                  $7,111,482
                                             ============= ============= =============               =============

DIXIE NATIONAL CORPORATION AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                                                           FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                             ------------- ------------- ------------- ------------- -------------
                                               Historical        TRS         Proforma      See       Proforma
                                                 Balance       Balance      Adjustment     Note       Balance
                                             ------------- ------------- ------------- ------------- -------------
REVENUES
   Income                                    $     46,650  $     11,221                              $     57,871
                                             ------------- -------------                             -------------
        Total Revenue                              46,650        11,221                                    57,871
                                             ------------- -------------                             -------------

EXPENSES
     Wages, benefits, and related costs            61,427       181,171                                   242,598
     Depreciation                                   9,150         6,971                                    16,121
     Amortization of Goodwill                                                 152,541      (3)            152,541
     Research and development costs                    -0-      471,596                                   471,596
     Interest expense                              10,998             -                                    10,998
     General and administrative expenses          176,271       110,462             -                     286,733
                                             ------------- ------------- -------------               -------------
              Total Operating Expenses            257,846       770,200       152,541                   1,180,587
                                             ------------- ------------- -------------               -------------

OPERATING INCOME (LOSS)                          (211,196)     (758,979)     (152,541)                 (1,122,716)
                                             ------------- ------------- -------------               -------------

NON-OPERATING INCOME (LOSS)
       Interest income - investments               24,179                           -                      24,179
       Lease income - Fry Guy, Inc.                19,131                           -                      19,131
       TRS loss                                  (143,333)                    143,333      (2)
       Gain on disposal of marketable
        securities                                671,160             0             0                     671,160
                                             ------------- ------------- -------------               -------------
              Total Non-operating
               Income (loss)                      571,137             0       143,333                     714,470
                                             ------------- ------------- -------------               -------------

Income (loss) from continuing
operations before income taxes                    359,941      (758,979)       (9,208)                   (408,246)
Income taxes                                            0             0         2,762                       2,762
                                             ------------- ------------- -------------               -------------
Income (loss) from continuing operations          359,941      (758,979)       (6,446)                   (405,484)
                                             ------------- ------------- -------------               -------------
              Net income (loss)               $   359,941  $   (758,979) $     (6,446)               $   (405,484)
                                             ============= ============= =============               =============

Earnings Per Share:
    Net income (loss) per share                    $ .034                                                 $ (.031)
                                                   =======                                                ========

    Weighted average shares outstanding         10,597,661                                             13,097,661
                                                ==========                                             ===========

DIXIE NATIONAL CORPORATION
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                                                                  YEAR ENDED DECEMBER 31, 1995
                                             ------------- ------------- ------------- ------------- -------------
                                                               TRS          PROFORMA        SEE          PROFORMA
                                              HISTORICAL     BALANCE       ADJUSTMENT       NOTE          BALANCE
                                             ------------- ------------- ------------- ------------- -------------
Revenues
    Premiums                                 $  2,485,974                          -                 $  2,485,974
    Net investment income                       1,950,874                          -                    1,950,874
    Realized investment gains (losses)            155,741                                                 155,741
    Unrealized investment gains                   347,859                                                 347,859
    Other                                          92,089        23,146            0        (2)           115,235
                                             ------------- ------------- -------------               -------------
       TOTAL REVENUES                           5,032,537        23,146            0                    5,055,683
                                             ------------- ------------- -------------               -------------


BENEFITS AND EXPENSES
    Benefits and claims to policyholders        1,495,591                                               1,495,591
    Amortization of deferred policy
     acquisition costs and value
     of insurance  purchased                      699,285                                                 699,285
    Commission, net                               385,354                                                 385,354
    General expenses, net                       2,491,339       293,665                     (2)         2,785,004
    Interest expense                              436,204                                                 436,204
    Insurance taxes, licenses and fees            315,830                                                 315,830
    Provision for litigation settlement         1,007,271                                               1,007,271
    Loss on sales of life insurance subsidiary  4,174,535                                               4,174,535
    Loss on write-down of
     non-marketable security                    1,051,217                                               1,051,217
    Research and development expenses                   -       486,164                     (2)           486,164
    Amortization of acquired goodwill                   -             -       610,165       (3)           610,165
                                             ------------- ------------- -------------               -------------
       TOTAL BENEFITS
       AND EXPENSES                            12,056,626       779,829       610,165                  13,446,620
                                             ------------- ------------- -------------               -------------
(LOSS) BEFORE INCOME                         $ (7,024,089)     (756,683) $    610,165                $ (8,390,937)
TAXES                                        ============= ============= =============               =============

                         DIXIE NATIONAL CORPORATION AND SUBSIDIARIES
                NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1.

The unaudited proforma consolidated financial statements give effect to the acquisition by Dixie National Corporation of Text Retrieval Systems, Inc. in a transaction to be accounted for as a purchase. The unaudited proforma balance sheet is based on the individual balance sheets of Dixie National Corporation and Text Retrieval Systems, Inc. and have been prepared to reflect the acquisition by Dixie National Corporation of Text Retrieval Systems, Inc. as of December 31, 1995 and as of March 31, 1996. The unaudited proforma statements of operations are based on the individual statements of income of Dixie National Corporation and Text Retrieval Systems, Inc. and combines the results of operations of Dixie National Corporation and Text Retrieval Systems, Inc. for the year ended December 31, 1995 and the three months ended March 31, 1996 as if the acquisition had occurred on January 1, 1995. These unaudited proforma financial statements should be read in conjunction with the historical financial statements and notes thereto of Dixie National
Corporation and Text Retrieval Systems, Inc. included elsewhere in this filing.

These unaudited proforma consolidated financial statements for the periods ended December 31, 1995 and March 31, 1996 have been prepared by the Corporation's Management based on the historical audited financial statements of Dixie National Corporation for the year ended December 31, 1995 and the unaudited Dixie National Corporation financial statements for the three months ended March 31, 1996. Since Text Retrieval Systems, Inc. has a fiscal year ending on June 30, 1995 for which audited financial statements are included, it was necessary to combine the Text Retrieval Systems, Inc. financial statements for the period January 1, 1995 to June 30, 1995 with the unaudited financial statements of Text Retrieval Systems, Inc. for the period July 1, 1995 to December 31, 1995 to prepare an unaudited financial statement which has been combined with the above-referenced audited financial statements of Dixie National Corporation to prepare the unaudited proforma financial statements of the Corporation at December 31, 1995. The unaudited financial statements for the three months ended March 31, 1996 of Dixie National Corporation and Text Retrieval Systems, Inc. have been combined to present the proforma consolidated financial statements for Dixie National Corporation and Subsidiaries at March 31, 1996. These Proforma Financial Statements may not be indications of the results that actually would have occurred if the purchase had been in effect on the date indicated or which may be obtained in the future. The proforma consolidated financial statements should be read in conjunction with the audited financial statements and notes incorporated by reference or contained elsewhere herein.

NOTE 2 - ACQUISITION OF TEXT RETRIEVAL SYSTEMS, INC.

On April 2, 1996 Dixie National Corporation exercised its option and completed the 100% acquisition of Text Retrieval Systems, Inc., a privately-held corporation based in Ponte Vedra Beach, Florida. In October 1995 the Corporation acquired the option with a 35% initial ownership interest in Text Retrieval Systems, Inc. Under the terms of the Text Retrieval Systems, Inc. agreement, the Corporation issued 100,000 shares of its common stock to the prior owners and granted Text Retrieval Systems, Inc. a $750,000 line of credit for working capital purposes. To complete the acquisition of Text Retrieval Systems, Inc., the Corporation issued 2,500,000 additional shares of its common stock and converted all outstanding debt to equity. The 2,500,000 additional shares of its common stock having a $1 per share par value had a market value of $.7965 per share at the date of acquisition. This resulted in recording a discount on Dixie National Corporation common stock of $508,750. The final purchase price to be paid for Text Retrieval Systems, Inc. and numbers of shares to be issued will be determined based upon certain performance criteria to be measured for the twelve months ending June 30, 1997.

NOTE 3. - GOODWILL

The acquisition of Text Retrieval Systems, Inc. by Dixie National Corporation results in recognition of $3,050,824 of goodwill. For financial statements purposes, this goodwill will be amortized over a sixty-month period. The proforma consolidated statements of operations for the year ended December 31, 1995 include amortization of $610,165 while March 31, 1996 Proformas record amortization of $152,541.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIXIE NATIONAL CORPORATION
                                                     (Registrant)

                                             /s/G. Thomas Reed
                                             -----------------
Date:  June 25, 1996                         G. Thomas Reed
                                             President and
                                              Chief Operating Officer


                                             /s/David E. Williams
                                             --------------------
Date:  June 25, 1996                         David E. Williams
                                             Vice President and
                                              Chief Financial Officer


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